LGH Consulting, Inc.

                           INDEPENDENT AUDITORS REPORT

BOARD OF DIRECTORS
SADDLEBACK INVESTMENT SERVICES, INC.
dba AMERICAN NATIONAL MORTGAGE
SANTA ANA, CALIFORNIA

     We have audited the accompanying balance sheet of Saddleback Investment Services, Inc. dba American National Mortgage as of October 31, 2002 and the related statements of income, retained earnings, and cash flow for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted the audit in accordance with Generally Accepted Auditing Standards accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General or the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. All audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that the audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Saddleback Investment Services. Inc. dba American National Mortgage at October 31, 2002, and the results of its operations and cash flows for the year then ended, in conformity with generally accepted accounting principles.

     In Accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated May 5, 2003 on our consideration of the Company's internal controls and a report dated May 5, 2003, on its compliance with specific requirements applicable to major HUD programs. Those reports are an integral part of an audit performed in accordance with Government Audit Standards and should be read in conjunction with this report in considering the results of our audit.


                                                       /s/ L. George Hukriede
                                         ------------------------------------
                                                           L. George Hukriede
                                                                Audit Manager
May 5, 2003





            Mailing Address: P.O. Box 818 Westminster, CA 92684-0818

                        SADDLEBACK INVESTMENT SERVICES, INC.
                          dba AMERICAN NATIONAL MORTGAGE
                                  BALANCE SHEET
                               AS OF OCTOBER 31, 2001

                            ASSETS


Current Assets:
   Cash in Bank                                            $    10,550

Other Assets
   Deferred Tax Credit                         $  32,000
   Stock Investment                              900,000
   Security Deposits                                 500
                                               -----------
     Total Other Assets                                        932,500
                                                            -----------
       Total Assets                                         $  943,050
                                                            ===========

                   LIABILITIES AND STOCKHOLDER'S EQUITY

Current Liabilities:
   Payroll Tax Liabilities                     $   6,434
   State Franchise Tax Payable                 $   1,600
   Loan Payable, Stockholders                  $   2,600
                                               -----------
     Total current liabilities                                 276,713

Stockholders' Equity
   Common Stock                                $  10,000
   Preferred Stock                               900,000
   Paid in Capital                                99,179
   Retained Earnings                             (76,763)
                                               -----------
     Total Stockholders' Equity                            $   932,416
                                                           -------------
       Total Liabilities & Stockholders' Equity            $   943,050
                                                           =============




             The accompany accountant's report and notes are
                   an integral part of this statement.

                        SADDLEBACK INVESTMENT SERVICES, INC.
                          dba AMERICAN NATIONAL MORTGAGE
                          STATEMENT OF CHANGES IN EQUITY
                     FOR THE FISCAL YEAR ENDED OCTOBER 31, 2002


                                                Common    Deferred    Paid In    Retained
                                                Stock      Stocks     Capital    Earnings     Total
                                               --------   --------   ---------   ---------   ---------
As Stated in Prior Year Audit                   10,000          -     382,438     136,296     528,734
                                               --------   --------   ---------   ---------   ---------
Restatement to Prior Year:
  Reclassification of Investment Contributed         -    190,000           -    (190,000)          0
  Reversal of Accounts Receivable                    -          -           -     (94,645)    (94,645)
  To remove Property and Equipment                   -          -     (87,216)          -     (87,216)
  To reverse Accumulated Depreciation                -          -           -      75,398      75,398
  To reverse Loans held for Resale                   -          -           -    (176,452)   (176,452)
  To reverse Warehouse Line                          -          -           -     176,452     176,452
  To remove Investment Property                      -          -    (295,000)          -    (295,000)
  To adjust Cash Balance                             -          -           -      (1,975)     (1,975)
  To reverse Mortgage Note Payable                   -          -      60,000                  60,000
  To remove Accounts Payable                         -          -           -       2,504       2,504
  To remove Credit Line Liability of Others          -          -      38,957           -      38,957
  To correct Prior Operations                        -          -           -       2,585       2,585
  To reverse Funds called Income to Liabilities      -          -           -     (95,000)    (95,000)
  To record Prior Years State Tax Liabilities        -          -           -      (2,606)     (2,606)
  To record Prior Years Payroll Tax Liabilites       -          -           -     (10,435)    (10,435)
  To add Deferred Tax Credit                         -          -           -      36,000      36,000
  To remove Deferred Taxes                           -          -           -      58,000      58,000
                                               --------   --------   ---------   ---------   ---------
        To Restatements                              0    190,000    (283,259)   (220,174)   (313,433)
                                               --------   --------   ---------   ---------   ---------
Restated Prior Year's Balances                  10,000    190,000      99,179     (83,878)    215,301

Restatement of Valuation of Investments              -    710,000           -           -     710,111

  Current Year Profit                                -          -           -       7,115       7,115
                                               --------   --------   ---------   ---------   ---------
Balance October 31, 2002                        10,000    900,000      99,179     (76,763)    932,416
                                               ========   ========   =========   =========   =========


            The accompany accountant's report and notes are
                   an integral part of this statement.

                        SADDLEBACK INVESTMENT SERVICES, INC.
                          dba AMERICAN NATIONAL MORTGAGE
                               STATEMENT OF INCOME
                     FOR THE FISCAL YEAR ENDED OCTOBER 31, 2002



Commissions                                                  $    62,967

Expenses:
   Appraisals                              $     1,275
   Bank Charges                                    591
   Commission                                   38,781
   Computer Expense                                100
   Insurance                                     2,058
   Contract Labor                                  655
   Credit Reports                                  328
   Courier Fees                                     26
   Miscellaneous                                 2,274
   Legal                                           250
   Office Supplies                                 456
   Postage                                         204
   Printing                                         93
   Rent                                          2,415
   Telephone                                     1,051
   Underwriting                                     50
   Interest Paid                                   401
   Travel                                           44
                                            ------------
         Total Expenses                                           51,052
                                                              ------------
Net Income before Income Taxes                                $   11,915

Taxes on Income                                                    4,800
                                                              ------------
Net Income                                                    $    7,115
                                                              ============


           The accompany accountant's report and notes are an integral part of this statement.

                        SADDLEBACK INVESTMENT SERVICES, INC.
                          dba AMERICAN NATIONAL MORTGAGE
                               STATEMENT OF CASH FLOWS
                     FOR THE FISCAL YEAR ENDED OCTOBER 31, 2002



Cash Flow from Operating Activities:
   Fees Received                                       $    62,967
   Operating Expense                                       (52,067)
   Interest Expense                                           (401)
   State Taxes Paid                                         (2,606)
                                                       -------------
     NET CASH PROVIDED BY OPERATING ACTIVITIES               7,893

CASH RECEIVED FROM INVESTMENT ACTIVITIES                         0

CASH FLOWS FROM FINANCING ACTIVITIES:
   Loan from Stockholder                                     2,600
   Loans Repaid                                            (95,000)
                                                       -------------
     NET CASH USED FROM FINANCING ACTIVITES                (92,400)

     NET INCREASE (DECREASE) IN CASH                       (84,507)

     CASH AT BEGINNING OF YEAR (corrected)                  95,057

     CASH AT END OF YEAR                               $    10,550
                                                       =============

Cash Flows From Operating Activities
   Net Income                                          $     7,115
   Increase in State Taxes Payable                             800
   Decrease in Deferred Tax Credit                           4,000
   Increase in Loan Payable                                  2,600
   Decrease in Payroll Tax Liabilities                      (6,622)
                                                       -------------
     NET CASH PROVIDED BY OPERATIONS'                  $     7,893
                                                       =============

Non Cash
     RESTATEMENT IN VALUATION OF INVESTMENTS           $   710,000
                                                       =============



           The accompany accountant's report and notes are an integral part of this statement.

                      SADDLEBACK INVESTMENT SERVICES, INC.
                          dba AMERICAN NATION MARTGAGE
                        NOTES TO THE FINANCIAL STATEMENTS
                                OCTOBER 31, 2002


ORGANIZATION

Saddleback Investment Services, Inc. (the "Company') was incorporated on November 19, 1992 under the laws of the State of California. The Company operates under a DBA American National Mortgage.


SUMMARY OF ACCOUNTING POLICIES

Licensing and Regulations
The Company is regulated by the California Department of Real Estate and the United States Department of Housing and Urban Development ("HUD"). HUD requires the Company to conform to certain net worth, liquid assets and other conditions and requirements and to follow certain specific regulations issued from time to time by HUD.

Revenues
The Company assists individuals, brokers and other in obtaining long term trust deed (mortgage) financing. During the fiscal year reflected in these statements, revenue is the result of commissions on loans processed by others.

Accounts Receivable
Accounts receivable are fees earned on loans that have funded prior to the audit date and loans that were ready to fund as the audit date and the commissions earned are received after the audit date. There were none as of October 31, 2002.

Furniture and Equipment
Expenditures for repair and maintenance are charged against income as incurred. Betterments and major renewals are capitalized. Depreciation is computed on the straight line method over the useful life of the asset, generally five to seven years. There were no material such items as of October 31, 2002.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the basic financial statements and accompanying notes to the financial statements. Actual results could differ from these estimates.

Contingent Rights
The Company has entered into certain loan repurchase agreements with investors to which they sell mortgage loans. If the borrowers of these loans fail to make payments or irregularities are

                      SADDLEBACK INVESTMENT SERVICES, INC.
                          dba AMERICAN NATION MARTGAGE
                        NOTES TO THE FINANCIAL STATEMENTS
                                OCTOBER 31, 2002


noted the Company may be required to repurchase these loans. If this were to occur, the Company would be severely impacted- As of the current year end there are no such loans.

Market Risk
The Company is involved in the real estate loan market. The fluctuations of interest rates or other major conditions within the real estate loan market may have a significant effect on the volume and profitability of business of the Company.


COMMITMENTS AND CONTINGENCIES

The Company leases office space for $500 per month with the lease on a monthly basis.

RELATED PARTY TRANSACTIONS
There are no related party transactions except for certain advances/repayment of expenses during the period made to/by the principal stockholders.


STOCK INVESTMENT / SUBSEQUENT EVENTS

As of September 21, 2001, the Company issued to EMB Corporation, a publicly traded corporation, 100,000 shares of Series A preferred stock in exchange for 500,000 shares of preferred stock of EMB Corporation, valued at $2.00 per share.

For financial statement purposes the above transaction was valued at $190,000 at the fiscal year ended October 31, 2001.

On November 12, 2002, the above transaction / agreement was terminated, (reversed). As part of this, on January 31, 2003, the 100,000 shares of preferred stock, valued at $15.00 per share of Saddleback Investment Services, Inc. were issued to Big Equipment Services Inc. (which became Epic Financial Carp) in exchange for 1,000,000 shares of Big Equipment, valued at $1.50. All shares are issued pursuant of the provisions of Rule 144 of the General Rules and Regulations of the Securities and Exchange Commission under tile Securities Act of 1933 and are subject to transfer restrictions.

The last trades of Epic were at $1.00 per share. For valuation purposes this was entered in the October 31, 2002, financial statements in the amount of $900,000. This is the $1.00 per share discounted by 10% due to transfer restrictions.

                      SADDLEBACK INVESTMENT SERVICES, INC.
                          dba AMERICAN NATION MARTGAGE
                        NOTES TO THE FINANCIAL STATEMENTS
                                OCTOBER 31, 2002


INCOME TAXES

The Company files its federal and state income tax return on a cash basis. The result of this method may result in a different in the income tax currently payable and the amount accrued on the financial statements. The provision for income taxes details the amounts currently payable and the amount deferred based on the current federal and state rates for a California corporation. Deferred income taxes are recorded to reflect the tax consequence of the uses of cash on future years for the differences between the tax basis of the assets and the liabilities and their financial reporting amounts at each year end.

Current Tax Expense            Federal                   $ 4,000
                               California                    800
                                                      -------------
                                  Total Current          $ 4,800
                                                      =============

Deferred Tax Credit            Federal                  $ 24,000
                               California                  8,000
                                                      -------------
                                  Total Deferred        $ 32,000
                                                      =============

The Company has incurred losses in prior years. These losses may reduce the income tax effect in future years. The total unused losses to be carried forward to future years is $77,000.


PRIOR PERIOD ADJUSTMENT

The prior audit included assets and liabilities that had been disposed of or satisfied during the year ended October 31, 2001. It also included in income of $95,000 hat was intended to be loans. Due to materiality issues the adjustments are shown on the statement of changes in equity instead of in current year operations.